Exhibit 10.33(a)

LETTER AGREEMENT NO. 9

As of December 19, 2012

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, NY 11101

Re: PREPAYMENT AGREEMENT

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19th 2011 (as supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Airbus aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) terms and conditions regarding the early payment of certain amounts that will be payable by the Buyer to the Seller in accordance with the terms of the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	PREPAYMENT BY THE BUYER

No later than December 21st 2012, the Buyer will pay to the Seller $200,000,000 (two hundred million US Dollars) (the “Prepayment Amount”), in immediately available funds to:

Account name :	[***]
Address :	[***]

Account number :	[***]
Bank name :	[***]
Bank address :	[***]

BIC SWIFT :	[***]
ABA :	[***]

2	APPLICATION OF PREPAYMENT AMOUNT

Provided the Buyer meets its obligation under Clause 1 above, the Prepayment Amount will then be applied by the Seller against the following amounts becoming due from the Buyer to the Seller in accordance with the Agreement:

(i)	Predelivery Payments totaling US$[***] ([***]) as detailed in Exhibit 1 hereto, and

(ii)
The Balance of the Final Price of Aircraft scheduled for Delivery in [***] 2013, up to a total of US$[***] ([***]), provided that, if this amount is not sufficient to cover the Balance of the Final Price of all of such Aircraft, then only the remainder of such amount shall be applied to, and the Buyer shall be liable for the outstanding amount of, the Balance of the Final Price of such Aircraft.

Except as otherwise contemplated by this Letter Agreement (without limiting any rights Seller may have under the Agreement or at law), the Buyer shall have no further obligation or liability for the amounts set forth in (i) and (ii) above.

In the event the Agreement is terminated prior to full allocation of the Prepayment Amount, the Buyer shall be [***].

3	[***] CREDIT MEMORANDUM

Provided the Buyer meets its obligation under Clause 1 above, the Seller will provide to the Buyer a [***] credit memorandum of US[***] ([***] US Dollars) [***].

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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The [***] will be [***] (the “Applicable Aircraft”) in [***] of US$[***] ([***]), respectively.

In the event that the Seller does not deliver all of the Applicable Aircraft in calendar year 2013, the parties expressly agree that [***]. In the event [***], the Seller agrees [***].

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey____________
Its: Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By: /s/ Mark D. Powers____________
Its: Chief Financial Officer

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EXHIBIT 1

PDP Due Dates

[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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